Exhibit 99.20

News Release

FOR IMMEDIATE RELEASE

Contacts:	Valerie Haertel (Investor Relations)	John Meyers (Media)
	(212) 969-6414	(212) 969-2301
	investor_relations@acml.com	john_meyers@acml.com

ALLIANCE CAPITAL ANNOUNCES THIRD QUARTER 2003 RESULTS

Alliance Capital Management Holding L.P. Announces Increase in Net Income to $0.57 per Unit;
Declares Cash Distribution of $0.57 per Unit

New York, NY, October 30, 2003 – Alliance Capital Management Holding L.P. (“Alliance Holding”) (NYSE: AC), the publicly traded partnership, and Alliance Capital Management L.P. (“Alliance Capital”), the Operating Partnership, today reported results for the quarter ended September 30, 2003 compared to September 30, 2002 and June 30, 2003.

Alliance Holding (The Publicly Traded Partnership):

•                  Diluted Net Income Per Unit increased 26.7% to $0.57 per Unit from $0.45 per Unit in 3Q02 and 11.8% from $0.51 per Unit in 2Q03.

•                  Distribution Per Alliance Holding Unit increased 23.9% to $0.57 per Unit from $0.46 per Unit in 3Q02 and 11.8% from $0.51 per Unit in 2Q03. The distribution is payable on November 20, 2003 to record holders of Alliance Holding Units at the close of business on November 10, 2003.

Alliance Capital (The Operating Partnership):

•                  Assets Under Management (AUM) increased 18.7% to $438 billion at September 30, 2003 from $369 billion at September 30, 2002 as a result of market appreciation and net asset inflows. For the quarter, AUM rose 2.7% from $426 billion at June 30, 2003, primarily from market appreciation.

•                  Net Asset Inflows on a trailing twelve-month basis totaled $6.8 billion. The Institutional Investment Management and Private Client channels experienced net asset inflows of $8.9 billion and $3.2 billion, respectively, which were offset partially by $1.7 billion in Retail channel net asset outflows (excluding net cash management outflows of $3.6 billion). For the quarter, net asset outflows were $0.1 billion, with net asset inflows of $3.6 billion into the Institutional Investment Management channel and $1.2 billion into the Private Client channel, offset by net asset outflows of $2.5 billion from the Retail channel (excluding net cash management outflows of $2.4 billion).

•                  Average AUM rose 10.2% to $431 billion in 3Q03 from $391 billion in 3Q02 and 5.2% from $410 billion in 2Q03.

•                  Revenues grew 7.6% to $699 million from $650 million in 3Q02 and 5.7% from $662 million in 2Q03, due primarily to higher base advisory fees.

•                  Expenses for the quarter were $525 million, an increase of 2.7% from $512 million in 3Q02 and 3.9% from $506 million in 2Q03. The year-over-year increase in expenses was mainly the result of higher cash and deferred incentive compensation, offset by reduced headcount, lower distribution costs and lower commissions due to a change in sales management compensation made in 4Q02. The increase from last quarter was primarily due to higher commissions from increased sales and higher cash incentive compensation from higher earnings.

•                  Net Income rose 25.6% to $165 million from $131 million in the year-ago-quarter and 11.4% from $148 million in 2Q03.

•                  Pre-tax Margin on a GAAP basis improved to 24.9% in 3Q03 compared to 21.3% in 3Q02 and 23.6% in 2Q03.  Adjusted for distribution revenues, pre-tax margin on a non-GAAP basis was 29.7% in 3Q03 versus 25.6% in 3Q02 and 28.3% in 2Q03 (see reconciliation on page 7). Higher revenues and lower net distribution expense contributed to margin improvement.

“Our third quarter results were satisfactory with revenue growth accelerating while expenses were well contained, resulting in a noteworthy expansion in profit margins. Our private client business experienced another quarter of strong growth, the growth of our institutional investment management business accelerated and our research services unit improved its market share measurably. Results in our retail business were disappointing but we are encouraged by our progress in a series of initiatives to restore this unit to a faster growth track,” said Lew Sanders, Vice Chairman and Chief Executive Officer.

SUMMARY FINANCIAL RESULTS OF ALLIANCE CAPITAL MANAGEMENT L.P.
(THE OPERATING PARTNERSHIP)

THREE MONTHS ENDED

(in millions)

	9/30/03	6/30/03	% Change	9/30/02	% Change

Revenues	$699	$662	5.7	$650	7.6

Expenses	525	506	3.9	512	2.7

Income Before Income Taxes	174	156	11.4	138	25.9

Income Taxes	9	8	11.4	7	32.2

NET INCOME	$165	$148	11.4	$131	25.6

Base Fee Earnings(1)	$158	$140	12.8	$123	28.1
Performance Fee Earnings(1)	7	8	-12.2	8	-13.0
NET INCOME	$165	$148	11.4	$131	25.6

(1)          Indicates the relative contributions of Base Fee and Performance Fee Earnings to Net Income.  Management provides these measures because Performance Fee Earnings can vary significantly from quarter to quarter.

CONFERENCE CALL INFORMATION RELATING TO THIRD QUARTER 2003 RESULTS

Alliance Capital’s management will review third quarter 2003 financial and operating results on Thursday, October 30, 2003, during a conference call at 3:00 p.m. (New York Time) that will be hosted by Chairman Bruce W. Calvert; Vice Chairman and Chief Executive Officer Lewis A. Sanders; and President and Chief Operating Officer John D. Carifa.

Parties interested in listening to the conference call may access it by either telephone or webcast.

1.               To listen by telephone, please dial 888-428-4480 in the U.S. or 651-291-5254 outside the U.S., ten minutes before the 3:00 p.m. (New York Time) scheduled start time.  Please indicate access code “Alliance” when dialing in.

2.               To listen by webcast and/or view the slide presentation, please visit Alliance Capital’s Investor Relations website at http://ir.alliancecapital.com at least fifteen minutes prior to the call to download and install any necessary audio software.

The presentation slides that will be reviewed during the conference call are expected to be available on the morning of October 30, 2003 on Alliance Capital’s website at the above web address.

A replay of the conference call and the webcast will be made available for one week beginning at 6:30 p.m. (New York Time) October 30, 2003.  To access the conference call in the U.S., please dial 800-475-6701 and for callers outside the U.S., please dial 320-365-3844, and provide the access code 700548.

ABOUT ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  Through its Sanford C. Bernstein & Co., LLC subsidiary, Alliance provides in-depth research, portfolio strategy and trade execution to the institutional investment community.

At September 30, 2003, Alliance Holding owned approximately 30.9% of the Alliance Capital Units. AXA Financial was the beneficial owner of approximately 55.1% of the outstanding Alliance Capital Units at September 30, 2003 (including those held indirectly through its ownership of 1.9% of the outstanding Alliance Holding Units), which, including the general partnership interests in Alliance Capital and Alliance Holding, represent an approximate 55.6% economic interest in Alliance Capital. AXA Financial, Inc. is a wholly owned subsidiary of AXA, one of the largest global financial services organizations.  Additional information may be found at www.alliancecapital.com.

FORWARD-LOOKING STATEMENTS

Certain statements provided by Alliance Capital and Alliance Holding in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

# # #

- 6 Pages of Tables to Follow -

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

(THE PUBLICLY TRADED PARTNERSHIP)

SUMMARY STATEMENTS OF INCOME

(unaudited, in thousands except per Unit amounts)

	Three Months Ended
	9/30/03	6/30/03	9/30/02

Equity in Earnings of Operating Partnership	$50,369	$45,108	$39,583

Income Taxes	5,577	5,213	5,244

NET INCOME	$44,792	$39,895	$34,339

Additional Equity in Earnings of Operating Partnership (1)	1,168	904	764

NET INCOME – Diluted (2)	$45,960	$40,799	$35,103

DILUTED NET INCOME PER UNIT	$0.57	$0.51	$0.45

Base Fee Earnings (3)	$0.54	$0.48	$0.42
Performance Fee Earnings (3)	0.03	0.03	0.03

DILUTED NET INCOME PER UNIT	$0.57	$0.51	$0.45

DISTRIBUTIONS PER UNIT	$0.57	$0.51	$0.46

(1)             To reflect higher ownership in the Operating Partnership resulting from application of the treasury stock method to outstanding options.

(2)             For calculation of Diluted Net Income per Unit.

(3)             Indicates the relative contributions of Base Fee and Performance Fee Earnings to Net Income.  Management provides these measures because Performance Fee Earnings can vary significantly from quarter to quarter.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

SUMMARY CONSOLIDATED STATEMENTS OF INCOME

(unaudited, in thousands)

	Three Months Ended
	9/30/03	6/30/03	9/30/02
Revenues:
Investment Advisory & Services Fees	$479,589	$443,680	$436,250
Distribution Revenues	112,627	108,661	108,803
Institutional Research Services	72,407	68,612	75,801
Shareholder Servicing Fees	23,945	25,679	24,481
Other Revenues, Net	10,829	15,113	4,376
	699,397	661,745	649,711

Expenses:
Employee Compensation & Benefits	241,098	226,671	218,607
Promotion & Servicing:
Distribution Plan Payments	94,642	91,950	94,949
Amortization of Deferred Sales Commissions	52,460	52,315	56,250
Other	41,101	41,681	46,130
General & Administrative	84,555	81,406	83,672
Interest	6,302	6,286	6,668
Amortization of Intangible Assets	5,175	5,175	5,175
	525,333	505,484	511,451

Income Before Income Taxes	174,064	156,261	138,260

Income Taxes	9,139	8,203	6,912

NET INCOME	$164,925	$148,058	$131,348

Base Fee Earnings (1)	$157,834	$139,978	$123,198
Performance Fee Earnings (1)	7,091	8,080	8,150

NET INCOME	$164,925	$148,058	$131,348

(1)             Indicates the relative contributions of Base Fee and Performance Fee Earnings to Net Income.  Management provides these measures because Performance Fee Earnings can vary significantly from quarter to quarter.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ANALYSIS OF PRE-TAX MARGIN

(in thousands)

	Three Months Ended
	9/30/03	6/30/03	9/30/02

Pre-tax Margin (GAAP)(1)
Total Revenues	$699,397	$661,745	$649,711

Pre-tax Income	$174,064	$156,261	$138,260

Pre-tax Margin (GAAP)	24.9%	23.6%	21.3%

Pre-tax Margin (Non-GAAP)(2)
Total Revenues	$699,397	$661,745	$649,711
Less: Distribution Revenues	(112,627)	(108,661)	(108,803)
Net Revenues	586,770	553,084	540,908

Total Expenses	525,333	505,484	511,451
Less: Distribution Revenues	(112,627)	(108,661)	(108,803)
Net Expenses	412,706	396,823	402,648

Pre-tax Income	$174,064	$156,261	$138,260

Pre-tax Margin (Non-GAAP)	29.7%	28.3%	25.6%

(1)             Pre-tax income as a percentage of total revenues.

(2)             Pre-tax margin (non-GAAP), pre-tax income as a percentage of net revenues, is presented as a non-GAAP financial measure.  The table provides a reconciliation to pre-tax margin (GAAP). Management believes this presentation provides a measure of financial performance that is more comparable to other asset management companies.

ALLIANCE CAPITAL AND ALLIANCE HOLDING

UNITS OUTSTANDING AND WEIGHTED AVERAGE UNITS OUTSTANDING

SEPTEMBER 30, 2003

(in thousands)

		Weighted Average
		Three Months
	Period End	Basic	Diluted
Alliance Capital	250,916	250,804	253,698

Alliance Holding	77,522	77,410	80,304

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

THREE MONTHS ENDED SEPTEMBER 30, 2003

(in millions)

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$147,037	$234,574	$44,592	$426,203

Sales/New Accounts	6,368	7,285	1,849	15,502
Redemptions/Terminations	(7,252)	(6,321)	(421)	(13,994)
Net Cash Management Sales	(2,441)	—	—	(2,441)
Cash Flow	(1,334)	2,645	(179)	1,132
Unreinvested Dividends	(246)	(1)	(41)	(288)
Net Asset Inflows/(Outflows)	(4,905)	3,608	1,208	(89)

Appreciation	3,448	7,194	1,008	11,650
Net change	(1,457)	10,802	2,216	11,561

End of Period	$145,580	$245,376	$46,808	$437,764

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

TWELVE MONTHS ENDED SEPTEMBER 30, 2003

(in millions)

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$130,850	$200,313	$37,491	$368,654

Sales/New Accounts	26,866	25,573	6,684	59,123
Redemptions/Terminations	(26,293)	(20,209)	(2,478)	(48,980)
Net Cash Management Sales	(3,627)	—	—	(3,627)
Cash Flow	(1,315)	3,520	(838)	1,367
Unreinvested Dividends	(927)	(1)	(153)	(1,081)
Net Asset Inflows/(Outflows)	(5,296)	8,883	3,215	6,802

Transfers	—	608	(608)	—

Appreciation	20,026	35,572	6,710	62,308
Net change	14,730	45,063	9,317	69,110

End of Period	$145,580	$245,376	$46,808	$437,764

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

(in millions)

	Three Months Ended
	9/30/03	6/30/03	9/30/02

Average Assets Under Management	$431,282	$409,917	$391,246

Ending Assets Under Management	$437,764	$426,203	$368,654

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY INVESTMENT ORIENTATION

AT SEPTEMBER 30, 2003

(in millions)

	Retail	Institutional Investment Management	Private Client	Total
Equity
Growth
U.S. Growth	$33,709	$56,198	$4,878	$94,785
Global & International Growth	9,230	15,386	193	24,809
	42,939	71,584	5,071	119,594
Value
U.S. Value	23,998	45,511	22,779	92,288
Global & International Value	4,675	26,148	7,358	38,181
	28,673	71,659	30,137	130,469
Total Equity	71,612	143,243	35,208	250,063

Fixed Income
U.S.	51,621	56,413	11,456	119,490
Global & International	18,657	24,173	71	42,901
	70,278	80,586	11,527	162,391

Passive
U.S.	3,679	16,352	73	20,104
Global & International	11	5,195	—	5,206
	3,690	21,547	73	25,310
Total
U.S.	113,007	174,474	39,186	326,667
Global & International	32,573	70,902	7,622	111,097
	$145,580	$245,376	$46,808	$437,764

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY INVESTMENT VEHICLE

AT SEPTEMBER 30, 2003

(in millions)

	Retail	Institutional Investment Management	Private Client	Total
Separately Managed Accounts
Parent	$—	$48,410	$—	$48,410
Other (1)	6,955	193,891	32,307	233,153
	6,955	242,301	32,307	281,563

Mutual Funds
Parent (2)	31,725	976	—	32,701
Other	106,900	2,099	14,501	123,500
	138,625	3,075	14,501	156,201

Total	$145,580	$245,376	$46,808	$437,764

(1)    Retail separately managed accounts represent assets in managed account products.

(2)    Parent includes certain mutual funds sponsored by Alliance Capital’s parent and sub-advised by Alliance Capital.

ALLIANCE CAPITAL MANAGEMENT L.P.

(THE OPERATING PARTNERSHIP)

ASSETS UNDER MANAGEMENT

BY LOCATION (1)

AT SEPTEMBER 30, 2003

(in millions)

	Retail	Institutional Investment Management	Private Client	Total
U.S. Clients	$128,945	$181,622	$45,663	$356,230
International Clients (non-U.S.)	16,635	63,754	1,145	81,534
	$145,580	$245,376	$46,808	$437,764

(1) Categorized by country domicile of client.